UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2007 (November 12, 2007)

CHILCO RIVER HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-50911 (Commission File Number)	98-0419129 (IRS Employer Identification No.)

355 Lemon Ave., Suite C
Walnut, CA 91789
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (909) 869-7933

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other risk factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

In this Form 8-K, references to “we,” “our,” “us,” “company,” “Chilco River Holdings,” “Registrant” refer to Chilco River Holdings, Inc., a Nevada corporation.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) Effective November 12, 2007, Mr. Winston Yen resigned as the Chief Financial Officer of Chilco River Holdings.

(c) Effective November 12, 2007, Chilco River Holdings’ board of directors (the “Board”) appointed Mr. Martin Torres Garcia as the company’s Chief Financial Officer.

Mr. Garcia has extensive financial backgrounds, and he presently heads the accounting department of Kubuk Investment S.A.C., a position he has held since 2001. Kubuk Investment is one of our operating subsidiaries in Peru. From 1997 to 2001, Mr. Garcia was head of the accounting department at Bruce Grupo Diversion S.A.C. From 1993 to 1997, he served in various management positions at Donofrio S.A. Mr. Garcia graduated from the Nacional Mayor University of San Marcos in 1992 with a bachelor’s degree. He has also completed specialized coursework in both financing and accounting at the prestigious Colegio de Contadores Publicos of Lima.

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHILCO RIVER HOLDINGS, INC. (Registrant)

Date: November 12, 2007	By:	/s/ Tom Liu
Tom Liu Chief Executive Officer